	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2002-1

	Distribution Number	23
	Beginning Date of Collection Period	1-Jan-04
	End Date of Collection Period	31-Jan-04
	Distribution Date	20-Feb-04
	Previous Distribution Date	20-Jan-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	19,686,617.12
	Available Distribution Amount	19,487,823.68
	Principal Collections	16,373,975.34
	Interest Collections (net of servicing fee)	3,113,848.34
	Collections of Interest (net of servicing fee and principal recoveries)	3,080,959.29
	Servicing fee	198,793.44
	Principal recoveries	32,889.05
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	19,686,617.12
	Interest Paid to Certificates	373,936.99
	Principal Paid to Certificates	17,040,736.65
	Equity Certificate	2,073,150.04
	Servicing Fee	198,793.44

	Pool Balance
	Begin Principal Balance	477,104,252.33
	Principal Collections (including repurchases)	16,373,975.34
	Additional Principal Reduction Amount	666,761.31
	End Principal Balance	460,063,515.68

	Collateral Performance
	Cash Yield (% of beginning balance)	8.25%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.59%
	Net Yield	6.65%

	Delinquent Loans
	30-59 days principal balance of loans	14,793,139.54
	30-59 days number of loans	165
	60-89 days principal balance of loans	3,492,617.42
	60-89 days number of loans	33
	90+ days principal balance of loans	22,438,930.81
	90+ days number of loans	240

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	5,555
	Number outstanding end of period	5,402
	Principal balance of REO as of the end of the collection period	5,922,318.76
	Number of loans that went into REO during the collection period	9
	Principal balance of loans that went into REO during the collection period	963,167.65

	Overcollateralization
	Begin OC Amount	191,413,823.01
	OC Release Amount	-
	Extra Principal Distribution	-
	End OC Amount	191,413,823.01

	Target OC Amount	191,413,823.01
	Interim OC Amount	191,413,823.01
	Interim OC Deficiency	-

	Monthly Excess Cashflow	2,073,150.04
	Principal Distribution Amount	16,373,975.34
	Principal Collections	16,373,975.34
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Total Certificate Principal Balance as Percent of Total Original Certificate Balance	26.51%

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.47000%
	Class A Pass-Through Rate	1.47000%
	Class M Formula Rate (1-mo. Libor plus 82bps)	1.92000%
	Class M Pass-Through Rate	1.92000%
	Available Funds Cap	9.80903%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.172824
	2. Principal Distribution per $1,000	16.815958
	3. Interest Distribution per $1,000	0.356866

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.47000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	321,454.76
	4. Class A Interest Paid	321,454.76
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP	-
	7. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Certificate Principal Balance, BOP	253,947,142.28
	2. Class A Principal Due	15,147,327.07
	3. Class A Principal Paid	15,147,327.07
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Certificate Principal Balance, EOP	238,799,815.21

	7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
	8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.5190584

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.282069
	2. Principal Distribution per $1,000	16.815958
	3. Interest Distribution per $1,000	0.466111

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	1.92000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	52,482.23
	4. Class M Interest Paid	52,482.23
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP	-
	7. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Certificate Principal Balance, BOP	31,743,287.04
	2. Class M Principal Due	1,893,409.58
	3. Class M Principal Paid	1,893,409.58
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Certificate Principal Balance, EOP	29,849,877.46

	7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
	8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0648821

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of March 15, 2002 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
Bank One, National Association as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of February, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer